INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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Check the appropriate box:

         |_|      Preliminary Proxy Statement
         |_|      Confidential,  For Use of the Commission Only (as permitted by
                  Rule 14a-6(e)(2)
         |X|      Definitive Proxy Statement
         |_|      Definitive Additional Materials
         |_|      Soliciting Material Pursuant to ss.240.14a-12

                          INTERPLAY ENTERTAINMENT CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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                  applies:

                  --------------------------------------------------------------
         (2)      Aggregate number of securities to which transaction applies:

                  --------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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         Rule  0-11(a)(2)  and identify the filing for which the  offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount previously paid:

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


                          INTERPLAY ENTERTAINMENT CORP.

              -----------------------------------------------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

              -----------------------------------------------------


TIME .............................      5:00 p.m. Pacific Time on June 30, 2009.

PLACE ............................      Interplay Entertainment Corp.
                                        100 North Crescent Drive
                                        Beverly Hills, CA   90210

ITEMS OF BUSINESS ................      (1)      to elect  five  members  of the
                                                 Board  of  Directors  to  serve
                                                 until    the    next     annual
                                                 stockholder meeting.

                                        (2)      To transact such other business
                                                 as may properly come before the
                                                 Annual    Meeting    and    any
                                                 adjournment or postponement.

RECORD DATE ......................      You  can  vote  if,   at  the  close  of
                                        business on May 14, 2009, you were a stockholder of the Company.

PROXY VOTING .....................      All stockholders  are cordially  invited
                                        to attend the Annual  Meeting in person.
                                        However, to ensure your representation at the Annual Meeting, you are urged to vote promptly by signing and returning the enclosed Proxy card.


May 20, 2009                              /S/ HERVE  CAEN
                                        ------------------------------------
                                        Herve  Caen
                                        Chief Executive Officer and Interim
                                        Chief Financial Officer

                                                   INTERPLAY ENTERTAINMENT CORP.
                           100 N. CRESCENT DRIVE BEVERLY HILLS, CALIFORNIA 90210
                                                                  (310) 432-1958
PROXY STATEMENT
--------------------------------------------------------------------------------

These Proxy materials are delivered in connection with the solicitation by the Board of Directors of Interplay Entertainment Corp., a Delaware corporation ("Interplay," the "Company", "we", or "us"), of Proxies to be voted at our 2008 Annual Meeting of Stockholders and at any adjournments or postponements thereof.

You are invited to attend our Annual Meeting of Stockholders on June 30, 2009, beginning at 5:00 p.m. Pacific Time. The meeting will be held at Interplay Entertainment Corp. office headquarters, 100 N. Crescent Drive, Beverly Hills, California 90210.

Pursuant to the new rules recently adopted by the Securities and Exchange Commission, we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending on May 20, 2009 a Notice of Internet Availability of Proxy Materials (the "Notice") to our stockholders of record and beneficial owners. All stockholders will have the ability to access the proxy materials on a website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found on the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

STOCKHOLDERS ENTITLED TO VOTE. Holders of our common stock at the close of business May 14, 2009 are entitled to vote their shares at the Annual Meeting. Common stock is the only outstanding class of our securities entitled to vote at the Annual Meeting. As of the close of business on April 30, 2009, there were 113,595,268 shares of common stock outstanding, including 4,658,216 shares of Treasury Stock.

PROXIES. Your vote is important. If your shares are registered in your name, you are a stockholder of record. If your shares are in the name of your broker or bank, your shares are held in street name. We encourage you to vote by Proxy so that your shares will be represented and voted at the meeting even if you cannot attend. All stockholders can vote by Proxy card. Your submission of the Proxy will not limit your right to vote at the Annual Meeting if you later decide to attend in person. IF YOUR SHARES ARE HELD IN STREET NAME, YOU MUST OBTAIN A PROXY, EXECUTED IN YOUR FAVOR, FROM THE HOLDER OF RECORD IN ORDER TO BE ABLE TO VOTE AT THE MEETING. If you are a stockholder of record, you may revoke your Proxy at any time before the meeting either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed Proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote your shares in person. All shares entitled to vote and represented by properly executed Proxies received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those Proxies. If no instructions are indicated on a properly executed Proxy, the shares represented by that Proxy will be voted as recommended by the Board of Directors.

QUORUM. The presence, in person or by Proxy, of a majority of the votes entitled to be cast by the stockholders entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker non-votes will be included in the number of shares present at the Annual Meeting for determining the presence of a quorum. Broker non-votes occur when a broker holding customer securities in street name has not received voting instructions from the customer on certain non-routine matters and, therefore, is barred by the rules of the applicable securities exchange from exercising discretionary authority to vote those securities.

VOTING. Each share of our common stock is entitled to one vote on each matter properly brought before the meeting. On the election of directors, our stockholders have cumulative voting rights (please see "Election of Directors" below for a description of your cumulative voting rights). Abstentions will be counted toward the tabulation of votes cast on proposals submitted to stockholders and will have the same effect as negative votes, while broker non-votes will not be counted as votes cast for or against such matters.

PROXY SOLICITATION COSTS. The costs associated with the solicitation of stockholder proxies by our Board in connection with this 2009 annual stockholder meeting shall be borne by the Company.

AMENDMENTS TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION. The approval of each of the amendments to our Amended and Restated Certificate of Incorporation in Proposals 1 and 3 will require the affirmative vote of a majority of the outstanding shares of common stock present, in person or by proxy, at the Annual Meeting at which a quorum is present. For purposes of each of the votes regarding amendment to the Certificate of Incorporation, abstentions and broker non-votes will have the same effect as a vote against approval of the amendment.

ELECTION OF DIRECTORS. The five nominees for director receiving the highest number of votes at the Annual Meeting will be elected. If any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the Proxies will be voted for such other nominee(s) as shall be designated by the current Board of Directors to fill any vacancy. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

Our stockholders have cumulative voting rights when voting on the election of directors. Cumulative voting rights entitle each stockholder to the number of votes he or she would otherwise have in the absence of cumulative voting rights, multiplied by the number of directors to be elected. Each stockholder may cast all of the resulting votes for a single director, or may distribute them among the directors to be elected at the stockholder's discretion. In order to determine how many votes a stockholder is entitled to cast as a consequence of cumulative voting rights, the stockholder multiplies the total number of shares of our common stock owned by such stockholder by the number of directors being elected, in this case five. The total that results is the number of votes the stockholder may cast in the election of directors. The proxies solicited by the Board of Directors confer discretionary authority on the proxy holders to cumulate votes to elect the nominees listed in this Proxy Statement. The proxy holder may cumulate votes to elect one or several directors as may be necessary to elect the maximum number of nominees.

OTHER MATTERS. At the date this Proxy Statement went to press, we do not know of any other matters to be raised at the Annual Meeting.




ITEM 1:  ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

Item 1 is the election of five members of our Board of Directors. Our Bylaws provide that the number of directors constituting the Board shall be between three and. nine, to be fixed by the Board from time to time. The Board has currently fixed the number of directors at five.

Unless otherwise instructed, the Proxy holders will vote the Proxies received by them for the nominees named below. If any nominee is unwilling to serve as a director at the time of the Annual Meeting, the Proxies will be voted for such other nominee(s) as shall be designated by the then current Board of Directors to fill any vacancy. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

The Board of Directors proposes the election of the following nominee directors:

         Herve Caen                        Eric Caen
         Michel Welter                     Alberto Haddad
                                           Xavier de Portal

If elected, the foregoing five nominees are expected to serve until the 2010 Annual Meeting of Stockholders. The five nominees for election as directors at the Annual Meeting who receive the highest number of affirmative votes will be elected.

The principal occupation and certain other information about the nominees and the executive officers are set forth on the following pages.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE.

                                   MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

The following persons currently serve as our directors:

DIRECTORS                               AGE
---------                               ---

Herve Caen                              47
Eric Caen                               43
Michel Welter                           50
Alberto Haddad                          45
Xavier de Portal                        58

Each of the nominees to the Board of Directors has indicated their willingness to serve and, unless otherwise instructed, the proxy holders will vote the proxy received by them for those five nominees.

The following persons serve as our executive officers:

EXECUTIVE OFFICERS       AGE          TITLE
------------------       ---          -----

Herve Caen               47           Chairman of the Board, Chief Executive
                                      Officer and interim Chief Financial
                                      Officer

Our executive officers are appointed by and serve at the discretion of our board of directors. Herve Caen and Eric Caen are brothers. There are no other family relationships between any director and/or any executive officer.

HERVE CAEN has been our Chief Executive Officer and Interim Chief Financial Officer since 2002. Mr. Caen has served as Chairman of our Board of Directors since 2001. Mr. Caen joined us as President and Director in 1999. Mr. Caen served as Chairman of the Board of Directors of Titus Interactive S.A., an interactive entertainment software company (placed in involuntary bankruptcy in January, 2005 and previously the parent of the Company) between 1991 and 2005. Mr. Caen also held various executive positions within the Titus group between 1985 and 2005.

ERIC CAEN has served as a director since 1999. He is a partner at BD Forces, a French consulting and M&A Firm. He was the Chief Executive Officer of Glow Entertainment Group, a video rental and video on demand provider operating in France and Germany from 2007 to mid 2008. He was a President of Titus Interactive S.A.,an interactive entertainment software company between 1991 and 2005. Mr. Caen also held various executive positions within the Titus group between 1985 and 2005.

MICHEL WELTER has served as a director since 2001 and is an independent director. He has been involved in the trading and exploitation of animated TV series through his company Weltertainment since 2002. From 2000 to 2001 he served as President of CineGroupe International, a Canadian company, which develops, produces and distributes animated television series and movies. From 1990 to the end of 2000, Mr. Welter served as President of Saban Enterprises where he launched the international merchandising for the hit series "Power Rangers" and was in charge of international business development where he put together numerous co-productions with companies in Europe and Asia.

ALBERTO HADDAD has served as a director since 2008 and is an independent director. He has been a partner resident in the Boston office of Melcion,
Chassagne & Company since 2003, a Paris, France based investment bank. He advises entrepreneurs and supports them in the development of their projects over their lifetime. He is a member of the board of the French-American Chamber of Commerce in New England and is a Foreign Trade advisor to the French government in New England. He also serves on advisory boards of various other non-profit organizations. Before 2003 he ran his own advisory company, Technology Square Partners, and acted as the CEO-US for France-based Startup Avenue. Previously he held management positions at McKinsey and Eastman Kodak. He holds a Msc (MBA) from MIT Sloan, a "diplome" in international business and Finance (Ecofi) from the Institut d'Etudes Politiques de Paris in France and a B.A. in Economics from the American University of Beirut.

XAVIER DE PORTAL has served as a director since 2008 and is an independent director. He has been a corporate finance consultant based in Paris, France since 1991. He assists companies, both private and public, in addressing financing needs in relation to their organic growth and/or acquisitions. From 2001 to 2004 he also served as CEO of Next Music. He also served in CEO and CFO positions in press, music and video game companies in various stages of development between 1991 and 2001. Prior to 1991, he was the development director of a large retail bank in France. He holds a Doctorate Degree in European Law, a "diplome" in international business and Finance (Ecofi) from the Institut d(1)Etudes Politiques de Paris in France and a "diplome" of the European Community from Pantheon, Paris.

FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS

MEETINGS AND COMMITTEES. The Board of Directors held four meetings during fiscal year 2008. The Board of Directors has an Independent Committee, Audit Committee and a Compensation Committee. While we only have a limited number of Directors, the full Board of Directors performs the functions of a Nominating Committee.

The Independent Committee currently consists of Mr. Welter, Mr. Haddad and Mr. de Portal. The Independent Committee reviews Related Persons Transactions (that are not the subject of review by the Compensation Committee). The Independent Committee did not meet during fiscal year 2008.

The Audit Committee currently consists of Mr. Welter and Mr.de Portal. We do not have an Audit Committee financial expert because we only have a limited number of directors. The Audit Committee recommends the engagement of our independent public accountant currently Jeffrey S. Gilbert C.P.A., reviews the scope of the audit to be conducted by the independent public accountant, and periodically meets with the independent public accountant, our Interim Chief Financial Officer and Controller to review matters relating to our financial statements, our accounting principles and system of internal accounting controls, and reports its recommendations as to the approval of our financial statements to the Board of Directors. The role and responsibilities of the Audit Committee are more fully set forth in a written charter adopted by the Board of Directors, a copy of which was set forth in Appendix 2 to our 2008 Proxy Statement. The Audit Committee met once during fiscal year 2008.

The Compensation Committee currently consists of Mr. Welter, Mr. Haddad and Mr. de Portal. The Compensation Committee is responsible for considering and making recommendations to the Board of Directors regarding executive compensation and, is responsible for administering our stock option and executive incentive compensation plans. The Compensation Committee met once during fiscal year 2008. The Compensation Committee does not have a written charter. Mr. Herve Caen recommended to the Compensation Committee the compensation arrangements for our officers and our Board of Directors, and the Compensation Committee considered and approved such arrangements after determining them to be in the best interest of our stockholders.

All incumbent directors attended 100% of the meeting(s) of the Board of Directors in 2008. It is our policy that all Board members attend our Annual Meeting, if practicable, and all our Board members attended our 2008 Annual Meeting. The Board of Directors does not have a policy with regard to the consideration of director candidates recommended by our stockholders, because we only have a limited number of directors.

Essential criteria for all director candidates include the following:

         o        integrity and ethical behavior;

         o        maturity;

         o        management experience and expertise;

         o        independence and diversity of thought;

         o        broad business or professional experience; and

         o an understanding of business and financial affairs, and the complexities of business organizations.

Also we expect our directors to have substantive knowledge of or be experienced in interactive entertainment.

Our Bylaws provide that any stockholder, if beneficially owning (as defined by rule 13d-3 of the Securities Exchange Act of 1934, as amended) of record at least one percent (1%) of the issued and outstanding capital stock of the corporation, may nominate candidates for election to the Board of Directors. To be timely, a stockholder's notice (which shall only be required with respect to a special meeting of stockholders) shall be delivered to or mailed and received at the principal executive offices of the corporation not less than 45 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 55 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made. Such stockholder's notice (which shall only be required with respect to a special meeting of stockholders) shall set forth (A) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the capital stock of the corporation which are beneficially owned by such person and (iv) any other information relating to such person that would be required to be disclosed in solicitations of proxies for election of directors, or would be otherwise required, in each case pursuant to Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (including without limitation such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (B) as to the stockholder giving the notice (i) the name and address of such stockholder and (ii) the class and number of shares of the capital stock of the corporation which are beneficially owned (as defined by Rule 13d-3 of the Securities Exchange Act of 1934, as amended) by such stockholder. If requested in writing by the Secretary at least 15 days in advance of the annual meeting, a stockholder whose shares are not registered in the name of such stockholder on the corporation's books shall provide the Secretary, within ten days of such request, with documentary support for such claim of beneficial ownership.

DIRECTORS' COMPENSATION. Currently, we pay each of our non-employee directors compensation as follows:

         o $5,000 in cash compensation per quarter for attendance at Board of Directors meetings. All cash compensation was suspended for the period from January 1, 2008 through September 30, 2008.

         o $5,000 in cash compensation per annum for each Board committee a director is a member of and participated in. All cash compensation was suspended for the period from January 1, 2008 through September 30, 2008.

         o An option to purchase 150,000 shares of the Company's common stock under the Company's Third Amended and Restated 1997 Stock Incentive Plan for each year of director service. These director options are each for a term of ten years and vest over the first three years.

         o Instead of cash compensation for directors' fees, an option to purchase 250,000 shares of the Company's common stock under the Company's Third Amended and Restated 1997 Stock Incentive Plan. These director options are each for a term of ten years and vest over the first three years.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION.

The Compensation Committee currently consists of Mr. Welter, Mr. Haddad and Mr. de Portal. During 2008, decisions regarding executive compensation were made by the Compensation Committee. None of the 2008 members of the Compensation Committee nor any of our 2008 executive officers or directors had a relationship that would constitute an interlocking relationship with executive officers and directors of another entity.

STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

You may communicate with our Board of Directors, or our committees, or any individual director by writing to such persons c/o Herve Caen, Secretary, at 100
N. Crescent Drive Suite 324, Beverly Hills, California 90210.

Mr. Caen distributes communications to the Board of Directors or to any individual director or directors, as appropriate, depending on the facts and circumstances outlined in the communication. In that regard, the Board of Directors has requested that certain items that are unrelated to the duties and responsibilities of the Board of Directors should be excluded, such as the following:

         o        junk mail and mass mailings,

         o        product complaints,

         o        product inquiries,

         o        new product suggestions,

         o        resumes and other forms of job inquiries,

         o        surveys, and

         o        business solicitations or advertisements.

In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will be excluded, with the provision that any communication that is excluded must be made available to any outside director upon request.



                             EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the following Compensation Discussion and Analysis. Based on its review and discussions with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in our Proxy Statement for 2009.

THE COMPENSATION COMMITTEE

Michel Welter, Alberto Haddad and Xavier de Portal

COMPENSATION DISCUSSION AND ANALYSIS

The following Compensation Discussion and Analysis describes the material elements of compensation for our executive officer of Interplay identified in the Summary Compensation Table (our "Named Executive Officer"). The Compensation Committee of the Board of Directors (the "Committee") makes all decisions for the total direct compensation -- that is, the base salary, annual bonus, long-term equity compensation and perquisites -- of our officers, including the Named Executive Officer.

OUR BUSINESS ENVIRONMENT

Our Mission. We are a publisher and licensor of interactive entertainment software for both core gamers and the mass market. We are most widely known for our titles in the action/arcade, adventure/role playing game (RPG), and strategy/puzzle categories. We have produced and licensed titles for many of the most popular interactive entertainment software platforms. We seek to publish or license out interactive entertainment software titles that are, or have the potential to become, franchise software titles that can be leveraged across several releases and/or platforms, and have published or licensed many such successful franchise titles to date. We are committed to developing and delivering quality game experience for gamers around the world! As to our officers and employees, our mission is to create an environment that is open, honest and entrepreneurial, where each is challenged to reach his or her full potential.

Our Values. Each of our employees is required to promote honest and ethical conduct both within our organization and in our relations with customers or business partners.

COMPENSATION PROGRAM OBJECTIVES AND REWARDS

Compensation Philosophy. In determining the compensation for an executive officer, we have the following objectives:

         o To attract and retain officers by maintaining competitive compensation packages;

         o        To  motivate   officers  to  achieve  and  maintain   superior
                  performance levels;

         o To achieve a lean and flexible business model by rewarding executives who are versatile and capable across multiple business functions; and

         o To support overall business objectives designed to increase returns to our stockholders.

We measure the success of our compensation programs by the following:

         o The overall performance of our business and the engagement of our officers in improving performance;

         o        Our ability to attract and retain key talent; and

         o The perception of employees that dedication, skill and focus on success of the enterprise will be rewarded.

We generally seek to pay officers total compensation competitive with that paid to officers of other companies of similar size in our industry.

All of the compensation and benefits for our officers serve the primary purpose of attracting, retaining and motivating the highly talented individuals who perform the work necessary for us to succeed in our mission while upholding our values in a highly competitive marketplace. Beyond that, we design different elements of compensation to promote individually tailored goals.

PERFORMANCE AGAINST OBJECTIVES

A  substantial  percentage  of  officer  compensation,  including  for the Named
Executive Officer, depends on the officer's achievement of individual objectives. We generally establish these objectives early in the fiscal year. The Committee confers with the CEO to establish his objectives, and the Committee also measures performance against objectives. For other officers, the CEO confers with the executive then submits proposed objectives to the Committee. In designing objectives, the Committee and the CEO seek to fulfill our strategic plan while promoting the individual's professional development. Objectives may include financial objectives, such as sales targets or cost reduction, as well as qualitative factors such as leadership, management development, and the quality of execution of business strategies that drive the growth of our business. As soon as practicable after the end of the year, supervisors measure performance against objectives. For officers, the CEO conducts this evaluation and reports to the Committee.

ELEMENTS OF COMPENSATION

The elements of compensation that may be paid to our officers include base salary and equity compensation.

Base Salaries. We generally negotiate base salaries at a level necessary to attract and retain the talent we need to execute our plans. The Committee considers such factors as its subjective assessment of the executive's scope of responsibility, level of experience, individual performance, and past and potential contribution to our business. From time to time the Committee will seek market data compiled by compensation consultants, but generally does not rely on such data.

The Committee determines base salaries for officers, including the Named Executive Officer, early each year. For officers other than himself, the CEO proposes any change in base salary based on:

         o his evaluation of individual performance and expected future contributions;

         o        the general development of our business;

         o        a review of survey data when deemed necessary, and

         o comparison of the base salaries of the officers who report directly to the CEO to provide for internal equity.

In May 2008 the Company reduced the base salary of Herve Caen, our CEO and interim CFO, from $460,000 to $250,000 through May 15, 2009. Mr. Caen received warrants as part of restructuring his compensatory arrangements in 2008.

Annual Cash Bonuses. The Committee has exclusive discretion to award bonuses to our officers, including our Named Executive Officer, as an incentive for employee productivity and effectiveness over the course of each fiscal year. The CEO recommends executive bonuses to the Committee. The Committee decides based on achievement of performance objectives and a subjective analysis of the executive's level of responsibility. The Compensation Committee also considers other types and amounts of compensation that may be paid to the executive.

The Committee determines bonuses in part based on our achievement of corporate goals such as revenue and net income results versus the prior year and our performance relative to our industry, as well as the performance of the individual against preset personal objectives.

Bonuses to Named Executive Officer. Annual bonuses for executives and other key employees are tied directly to the Company's financial performance as well as individual performance. The purpose of annual cash bonuses is to reward executives for achievements of corporate, financial and operational goals. Annual cash bonuses are intended to reward the achievement of outstanding performance. If certain objective and subjective performance goals are not met, annual bonuses are reduced or not paid. No bonus was paid to any employee in fiscal year 2007, including the Named Executive Officer.

Equity Compensation. The Committee believes that long-term equity incentive awards serve to align the interests of the officers with the interests of our stockholders. In 2008 we made awards of warrants and options to the Named Executive Officer and our other board members as part of restructuring of certain compensatory arrangements. During 2008, 2007 and 2006 the Company had a single active stock plan in place for employees, officers and directors, our 1997 Plan. We do intend in the future to make awards under our stock plan for employees, officers and directors.

The purpose of the 1997 Plan is to create an opportunity for executives and other key employees to share in the enhancement of stockholder value through stock options. The overall goal of this component of pay is to create a strong link between our management and our stockholders through management stock ownership and the achievement of specific corporate financial measures that result in the appreciation of our share price. The Compensation Committee generally has followed the practice of granting options on terms that provide that the options become exercisable in installments over a two to five year period. The Compensation Committee believes that this feature not only provides an employee retention factor but also makes longer-term growth in share prices important for those receiving options.

The Compensation Committee reviews the desirability of issuing stock options to our officers in any given fiscal year to provide incentives in connection with our corporate objectives. Stock options become valuable if the price of our common stock rises after we grant the options. The Committee sets the exercise price of a stock option on the date of grant at fair market value, which is generally the closing price of our common stock on the over-the-counter market bulletin board on that date. Under the 1997 Plan, we may not grant stock options having an exercise price below fair market value of our common stock on the date of grant. To encourage retention by providing a long-term incentive, the ability to exercise an option may vest over a period of three or five years. We do not backdate options or grant options retroactively.

Awards in 2008. During fiscal year 2008, the Board of Directors granted to the Named Executive Officer 5,000,000 warrants to purchase the Company's common stock at an immediately exercisable exercise price of $.175 per share. The warrants were issued based upon a reduction of the named Executive Officer's current salary.

The Board of Directors granted to the following Directors, Michel Welter and Eric Caen, an aggregate of 400,000 options each to purchase the Company's common stock at an immediately exercisable exercise price of $.175 per share. The options were issued based upon the suspension of cash compensation through September 2008.

Change in Control Arrangements. Options granted in 2008 to employees are subject to change in control provisions under our 1997 plan. Warrants granted to the Named Executive Officer in 2008 were immediately exercisable.

Perquisites. No perquisites are provided to our officers.

Benefits. Our officers, including the Named Executive Officer, participate in a variety of health and welfare, and paid time-off benefits designed to enable us to attract and retain our workforce in a competitive marketplace.

Policy under Section 162(m) of the Internal Revenue Code. We have not formulated a policy for qualifying compensation paid to executive officers for deductibility under Section 162(m) of the Internal Revenue Code, and do not foresee the necessity of doing so in the near future. Should limitations on the deductibility of compensation become a material issue, the Compensation Committee will determine whether such a policy should be implemented, either in general or with respect to specific transactions.

                              SUMMARY COMPENSATION

The following table summarizes the compensation of the Named Executive Officer for the fiscal year ended December 31, 2008. The Named Executive Officer is the Chief Executive Officer and Interim Chief Financial Officer. There are no other executive officers of the Company.

                                                                               STOCK      OPTION     ALL OTHER
                                                      SALARY        BONUS      AWARDS     AWARDS    COMPENSATION     TOTAL
NAME AND PRINCIPAL POSITION        YEAR                 ($)          ($)         ($)        ($)          ($)          ($)
------------------------------   --------           -----------   ---------   --------   ---------  ------------   ---------
Herve Caen ...................     2008 (1)(3)        331,483        --          --         --          5,000       336,483

Herve Caen ...................     2007 (1)(2)(3)     565,000        --          --         --          5,000       570,000

Herve Caen ...................     2006 (1)(4)(5)     407,500        --          --         --         15,000       422,500
  Chief Executive Officer and
  Interim Chief Financial
  Officer

----------
(1) In October 2006, our Compensation Committee approved a reduction in Mr. Caen's annual base salary from $460,000 as Chief Executive Officer and Interim Chief Financial Officer to $250,000 per annum through September, 2007. Mr. Caen's annual base salary reverted to $460,000 as of October 1, 2007. Mr. Caen received warrants and options as part of restructuring his compensatory arrangements in 2006. In May 2008, our Compensation Committee approved a reduction in Mr. Caen's annual base salary from $460,000 as Chief Executive Officer and Interim Chief Financial Officer to $250,000 per annum through May 2009. Mr. Caen received warrants as part of restructuring his compensatory arrangements in 2008.

(2)      Of $565,000 paid during 2007,  $302,000 was paid as compensation earned
         in  2007,   and  $180,000  and  $83,000  were  paid   respectively   as
         compensation earned but previously unpaid in 2006 and 2005.

(3)      $5,000 was accrued as director's fees but was not paid.

(4) Of $407,500 accrued during 2006, only $249,167 was paid during 2006 to Mr. Caen.

(5)      $15,000 was accrued during 2006 as director's fees but was not paid.

                           GRANTS OF PLAN BASED AWARDS
                              FOR FISCAL YEAR ENDED
                                DECEMBER 31, 2008


      The following table provides information on stock options and warrants granted in 2008 to our Named Executive Officer. By providing the Grant Date Fair Value of Awards in the table we do not imply any assurance that such values will ever be realized.

                                                         ALL OTHER
                                        ALL OTHER        OPTION AND
                                       STOCK AWARDS:   WARRANT AWARDS:    EXERCISE OR
                                        NUMBER OF        NUMBER OF       BASE PRICE OF     CLOSING    GRANT DATE
                                        SHARES OF        SECURITIES       OPTION AND      PRICE ON    FAIR VALUE
                                         STOCK OR        UNDERLYING        WARRANT         GRANT          OF
                 GRANT      APPROVAL      UNITS           OPTIONS           AWARDS          DATE        AWARDS
NAME             DATE         DATE         (#)              (#)             ($/SH)         ($/SH)         ($)
----------------------------------------------------------------------------------------------------------------
Herve Caen     5/20/2008   05/20/2008       --           5,000,000          $.175         $.175        $144,000 (1)

----------
(1)      Valued using the Black Scholes Model.

                            OUTSTANDING EQUITY AWARDS
                              AT FISCAL YEAR-ENDED
                                DECEMBER 31, 2008


The following table shows the number of shares covered by exercisable and unexercisable options and warrants held by our Named Executive Officer on December 31 2008. No other equity awards have been made to our Named Executive Officer.

                    NUMBER OF        NUMBER OF
                    SECURITIES       SECURITIES
                    UNDERLYING       UNDERLYING
                   UNEXERCISED      UNEXERCISED         OPTION OR     OPTION OR
                    OPTIONS OR       OPTIONS OR          WARRANT       WARRANT
                     WARRANTS         WARRANTS          EXERCISE      EXPIRATION
                   EXERCISABLE     UNEXERCISABLE         PRICE ($)       DATE
                 ---------------------------------------------------------------

Herve Caen           5,000,000          -- (2)             .175      05/20/2018

Herve Caen           2,120,000          -- (1)(2)(3)(4)    .279      10/02/2016

----------
(1)      100% of the securities vested on October 2, 2006.

(2) Pricing was determined over an average closing price over ten days subsequent to the resolution authorizing the issuance of the options and warrants to the Named Executive Officer.

(3) The 6,100,000 warrants were issued to the officer to reduce his compensation and to convert a portion of his unpaid compensation into a conditional demand note. The 20,000 options were granted as directors' fees.

(4) During 2008 Mr. Caen exercised 4,000,000 warrants (2,000,000 on 06/30/2008 and 2,000,000 on 12/08/2008).


                     OPTION EXERCISES AND STOCK VESTED AS OF
                       FISCAL YEAR-ENDED DECEMBER 31, 2008

The table below shows the number of shares of our common stock acquired by the Named Executive Officer during 2008 on the exercise of options and warrants.

                                         OPTION AWARDS
                            -------------------------------------
                              NUMBER OF SHARES     VALUE REALIZED
                            ACQUIRED ON EXERCISE     ON EXERCISE
NAME                                (#)                  ($)
-----------------------     --------------------   --------------

Herve Caen ............           4,000,000           $111,600

                           2008 DIRECTOR COMPENSATION

The chart below summarizes remuneration paid to non-employee directors during 2008 in the form of cash or stock option awards or warrants. The value shown for stock options or warrants is the dollar amount we recognized for financial statement reporting purposes in 2008 in accordance with FAS 123R.


                                     FEES EARNED OR     WARRANTS OR       ALL OTHER
                                      PAID IN CASH     OPTION AWARDS    COMPENSATION         TOTAL
NAME                                      ($)               ($)              ($)              ($)
----------------------------------   --------------   --------------   --------------   --------------
Eric Caen ........................         5,000             6,000 (2)        --             11,000
Michel Welter ....................         8,750 (1)         6,000 (2)        --             14,750
Alberto Haddad ...................         7,500 (1)         --               --              7,500
Xavier de Portal .................         8,750 (1)         --               --              8,750

----------
(1) Included in the fees earned by Michel Welter and Xavier de Portal is compensation for their services on the Audit, Compensation and Independent Committees. Included in the fees earned by Alberto Haddad is compensation for his services on the Compensation and Independent Committees.

(2)      Valued using the Black Scholes Model.


EMPLOYMENT AGREEMENTS

Mr. Herve Caen currently serves as our Chief Executive Officer and interim Chief Financial Officer. We previously entered into an employment agreement with Mr. Herve Caen for a term of three years through November 2002, pursuant to which he currently serves as our Chairman of the Board of Directors and Chief Executive Officer. The employment agreement provided for an annual base salary of $250,000 (subsequently increased to $460,000), with such annual raises as may be approved by the Board of Directors, plus annual bonuses at the discretion of the Board of Directors. In October 2006 the Company reduced the base salary of Mr. Caen from $460,000 to $250,000 and as of October 1, 2007 his salary reverted to $460,000 per year. On May 2008, our Compensation Committee approved a reduction in Mr. Caen's annual base salary from $460,000 as Chief Executive Officer and Interim Chief Financial Officer to $250,000 per annum through May, 2009. Mr. Caen received warrants as part of restructuring his compensatory arrangements in 2008. Mr. Caen is also entitled to participate in the incentive compensation and other employee benefit plans established by us from time to time.

                      EQUITY COMPENSATION PLAN INFORMATION


WHENEVER WE USE A GENERAL STATEMENT TO INCORPORATE THIS PROXY STATEMENT BY REFERENCE INTO ANOTHER OF OUR DOCUMENTS FILED WITH THE SEC, THE FOLLOWING TABLE IS EXCLUDED. THE FOLLOWING TABLE WILL NOT BE DEEMED FILED UNDER THE SECURITIES ACT OR THE EXCHANGE ACT UNLESS WE EXPLICITLY INCORPORATE IT BY REFERENCE IN SUCH A FILING.

The following table summarizes information about the options and other equity compensation under our equity plans as of the close of business on December 31, 2008.

                                                                                           NUMBER OF SECURITIES
                                                                                           REMAINING AVAILABLE
                                 NUMBER OF SECURITIES                                      FOR FUTURE ISSUANCE
                                  TO BE ISSUED UPON                                           UNDER EQUITY
                                     EXERCISE OF                                           COMPENSATION PLANS
                                 OUTSTANDING OPTIONS,            WEIGHTED AVERAGE        (EXCLUDING SECURITIES
                                WARRANTS AND RIGHTS (#)          EXERCISE PRICE ($)     REFLECTED IN COLUMN (a))(#)
PLAN CATEGORY                            (a)                            (b)                         (c)
----------------------------   ------------------------      ------------------------   --------------------------
Equity Compensation Plans
Approved by Stockholders                  3,160,000 (1)                0.074                       6,840,000

Equity Compensation Plans
Not Approved by Stockholders              9,150,298                     0.29                           --
                               ------------------------      ------------------------   ------------------------
TOTAL                                    12,310,298                                                6,840,000
                               ========================                                 ========================


----------
(1) The Company has one stock option plan currently outstanding. Under the 1997 Stock Incentive Plan, as amended (the "1997 Plan"), the Company may grant options to its employees, consultants and directors, which generally vest from three to five years. At the Company's 2002 annual stockholders' meeting, its stockholders voted to approve an amendment to the 1997 Plan to increase the number of authorized shares of common stock available for issuance under the 1997 Plan from four million to 10 million. The Company's Incentive Stock Option, Nonqualified Stock Option and Restricted Stock Purchase Plan- 1991, as amended (the "1991 Plan"), and the Company's Incentive Stock Option and Nonqualified Stock Option Plan-1994, as amended, (the "1994 Plan"), have been terminated.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Independent Committee currently consists of Mr. Welter, Mr. Haddad and Mr. de Portal. The Independent Committee reviews Related Persons transactions (that are not the subject of review by the Compensation Committee). The Independent Committee did not meet during 2008 because the Company did not enter into any Related Person transactions (other than those reviewed by the Compensation Committee in 2008).

REVIEW OF RELATED PERSON TRANSACTIONS

The Board of Directors has adopted a written Related Person Transaction Policy, which requires the approval of the Independent Committee for all covered transactions (that are not the subject of review by the Compensation Committee). The Policy applies to any transaction or series of transactions in which Interplay or a subsidiary is a participant, and a "Related Person" as defined in the Policy, including executive officers, directors and their immediate family members, has a direct or indirect material interest. Under the Policy, all Related Person Transactions must be submitted to the Independent Committee for review, approval, ratification or other action. Based on its consideration of all of the relevant facts and circumstances, and full disclosure of the Related Person's interest in the transaction, the Independent Committee will decide whether or not to approve the transaction and will approve only those transactions that are in the best interests of the Company.

CODE OF ETHICS

We have adopted a Code of Ethics for all of our employees, including our principal executive officer, principal financial officer, principal accounting officer or controller and any person performing similar functions. The Code of Ethics was filed as an exhibit to the Amendment No. 1 to the 10-K for the period ended December 31, 2003.

                          REPORT OF THE AUDIT COMMITTEE

IN ANY OF OUR FILINGS UNDER THE SECURITIES ACT OR EXCHANGE ACT THAT INCORPORATE THIS PROXY STATEMENT BY REFERENCE, THE REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS WILL BE CONSIDERED EXCLUDED FROM THE INCORPORATION BY REFERENCE, AND IT WILL NOT BE DEEMED A PART OF ANY SUCH OTHER FILING UNLESS WE EXPRESSLY STATE THAT THE REPORT IS SO INCORPORATED.

The Audit Committee of the Board of Directors is currently composed of one director who is an independent director as defined under NASDAQ and SEC rules. The Audit Committee operates under a written charter adopted by the Board of Directors.

The Audit Committee oversees Interplay's financial reporting process on behalf of the Board of Directors. Management is responsible for Interplay's financial statements and the financial reporting process, including the system of internal controls. The independent registered public accounting firm is responsible for expressing an opinion on whether Interplay's financial statements fairly present, in all material respects, Interplay's financial position and results of operations and conform with generally accepted accounting principles. In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management and the independent registered public accounting firm the audited financial statements that have been included in our Annual Report on Form 10-K for the year ended December 31, 2008.

The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. In addition, the Audit Committee has reviewed with the independent registered public accounting firm their independence from Interplay and its management including the written disclosures and the letter provided to the Audit Committee as required by applicable requirements of the Public Company Accounting Oversight Board for independent auditor communications with Audit Committees concerning independence. The Audit Committee reviewed and discussed Company policies with respect to risk assessment and risk management.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, the inclusion of the audited financial statements in the Annual Report on Form 10-K for the 2008 fiscal year for filing with the SEC. The Audit Committee has recommended and the Board of Directors has approved and authorized engagement of Jeffrey S. Gilbert C.P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2009.

The Audit Committee

Michel Welter
Xavier de Portal


Dated May 20, 2009


                     PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table summarizes the aggregate fees for professional services provided by Jeffrey S. Gilbert C.P.A. related to fiscal 2006, 2007 and fiscal 2008:

                                             2006           2007           2008
                                           -------        -------        -------
Audit Fees (1) .....................       $59,000        $62,000        $63,000
Audit-related Fees (2) .............         4,500           --             --
Tax-related Fees (3) ...............        14,500          8,000          8,000

----------
(1) Both 2006, 2007 and 2008 Audit Fees include: (i) the audit of our consolidated financial statements included in our Form 10-K and services attendant to, or required by, statute or regulation; (ii) reviews of the interim condensed consolidated financial statements included in our quarterly reports on Form 10-Q for 2008 ; (iii) other services related to SEC fillings; and (iv) associated expense reimbursements.

(2) Audit-related Fees for 2006 include the fees for the audit of our employee benefit plan. The plan has been terminated.

(3) Tax related fees were for tax preparation for Federal and California Franchise tax returns for the tax year 2006, 2007 and 2008. 200

The Audit Committee administers Interplay's engagement of Jeffrey S. Gilbert C.P.A. and pre-approves all audit and permissible non-audit services on a case-by-case basis. In approving non-audit services, the Audit Committee considers whether the engagement could compromise the independence of Jeffrey S. Gilbert C.P.A. and whether, for reasons of efficiency or convenience, it is in the best interest of Interplay to engage its independent registered public accounting firm to perform the services. The Audit Committee has determined that performance by Jeffrey S. Gilbert C.P.A. of the non-audit services related to the fees shown in the table above did not affect that firm's independence.

 Prior to engagement, the Audit Committee pre-approves all independent auditor services, and the Audit Committee pre-approved all fees and services of Jeffrey
S. Gilbert C.P.A., for work done in 2006, 2007 and 2008. The fees are budgeted and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm.

The Company expects Jeffrey S. Gilbert C.P.A. to be present at the Annual Meeting, where he will have an opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions.

           SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table shows, as of April 30, 2009, information concerning the shares of common stock beneficially owned by each person known by Interplay to be the beneficial owner of more than 5% of our Common Stock (other than directors, executive officers and depositaries). This information is based on publicly available information filed with the SEC as of the April 30, 2009.

Financial Planning and Development S.A. ("FPD") controls a majority of our voting stock and can elect a majority of our Board of Directors and prevent an acquisition of us that is favorable to our other stockholders. Alternatively, FPD can also cause a sale of control of our Company that may not be favorable to our other stockholders.

                                                               SHARES BENEFICIALLY OWNED
                                                -----------------------------------------------------
                                                                     SHARES SUBJECT TO
                                                                    WARRANTS OR OPTIONS
                                                                        EXERCISABLE
                                                SHARES OF COMMON        ON OR BEFORE                    PERCENT OF
NAME AND ADDRESS                                 STOCK OWNED (1)     APRIL 30, 2009 (2)      TOTAL       CLASS (3)
---------------------------------------         ------------------------------------------------------------------
Financial Planning and Development S.A.             58,426,293              400,000        58,826,293      51.7%
     38 Avenue Du X Septembre
     L-2550
     Luxembourg

Austin W. Marxe and David M. Greenhouse
     537 Madison Avenue, Suite 2600
     New York, NY 10022                              9,570,000 (5)             --           9,570,000       8.48%

Frederic Chesnais
     350 East 82nd Street Apt 15D
     New York, NY 10028                              5,454,967 (4)        2,077,483         7,532,450       6.6%

----------
(1) Pursuant to Rule 13d-3(a), includes all shares of common stock over which the listed person has, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, voting power, which includes the power to vote, or to direct the voting of, the shares, or investment power, which includes the power to dispose, or to direct the disposition of, the shares. Interplay believes that each individual or entity named has sole investment and voting power with respect to shares of Common Stock indicated as beneficially owned by it, where applicable, except where otherwise noted. Restricted shares are listed even when unvested and subject to forfeiture because the holder has the power to vote the shares.

(2) In accordance with Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, each listed person is deemed Ihe beneficial owner of shares that the person has a right to acquire by exercise of a vested warrant or tption or other right within 60 days.

(3) Based on 113,595,268 shares of common stock outstanding as of April 30, 2009. Under Rule 13d-3 of the Securities Exchange Act of 1934, certain shares may be deemed to be beneficially owned by more than one person (if, for example, a person shares the power to vote or the power to dispose of the shares). As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of Common Stock actually outstanding at April 30, 2009.

(4) All of Mr. Chesnais' shares are held by Microprose LLC, of which Mr. Chesnais is the managing director. A warrant to purchase 1,667,483 shares of common stock is also held by Microprose LLC, and a warrant to purchase 400,000 shares of common stock is held by Interactive Game Group, LLC, of which Mr. Chesnais is the managing director. This information is based on a schedule 13G filed on April 03, 2009.

(5) Mr. Marxe and Mr. Greenhouse share sole voting and investment power over 1,800,000 common shares owned by Special Situations Cayman Fund, L.P., 4,960,000 common shares owned by Special Situations Fund III QP, L.P., 2,500,000 common shares owned by Special Situations Private Equity Fund, L.P., 50,000 common shares owned by Special Situations Technology Fund, L.P., and 260,000 common shares owned by Special
         Situations  Technology  Fund II, L.P.  This  information  is based on a schedule 13G filed on February 21, 2007, and a letter to the Company dated March 5, 2009.


The following table shows, as of April 30, 2009, information with respect to the shares of Common Stock beneficially owned by (1) each director and director nominee, (2) each person (other than a person who is also a director or a director nominee) who is an executive officer named in the Summary Compensation Table below, and (3) all executive officers and directors as a group.

                                                       SHARES BENEFICIALLY OWNED
                                        -----------------------------------------------------
                                                             SHARES SUBJECT TO
                                                            WARRANTS OR OPTIONS
                                                                EXERCISABLE
                                        SHARES OF COMMON        ON OR BEFORE                     PERCENT OF
NAME (1)                                 STOCK OWNED (2)      APRIL 30, 2009 (3)      TOTAL       CLASS (4)
------------------------------------    -------------------------------------------------------------------
Herve Caen ** (5)                            6,171,827            7,120,000        13,291,827      11.70%
Eric Caen **                                         0              570,000           570,000        *
Michel Welter **                                40,000              640,000           680,000        *
Alberto Haddad ***                                   0                    0                 0        *
Xavier de Portal ***                                 0                    0                 0        *
All current directors and executive
 officers as a group                         6,211,827           8,330,0000        14,541,827      12.80%

 *  Less than 1%.

 ** Current Director

*** Director nominee

----------
(1)      The   business   address  of  each  person   named  is  c/o   Interplay
         Entertainment Corp., 100 N. Crescent Drive Suite 324, and Beverly Hills, California 90210.

(2) Pursuant to Rule 13d-3(a), includes all shares of common stock over which the listed person has, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, voting power, which includes the power to vote, or to direct the voting of, the shares, or investment power, which includes the power to dispose, or to direct the disposition of, the shares. Interplay believes that each individual or entity named has sole investment and voting power with respect to shares of Common Stock indicated as beneficially owned by him or her, subject to community property laws, where applicable, except where otherwise noted. Restricted shares are listed even when unvested and subject to forfeiture because the holder has the power to vote the shares.

(3) In accordance with Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, each listed person is deemed the beneficial owner of shares that the person has a right to acquire by exercise of a vested warrant or option or other right within 60 days.

(4) Based on 113,595,268 shares of Common Stock outstanding on the stock records as of April 30, 2009. The percentages are calculated in accordance with Rule 13d-3(d) (1), which provides that shares not outstanding that are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage that each person owns, but not deemed outstanding for the purpose of calculating the percentage that any other listed person owns.

(5) Following transfer of 6,509,479 million shares to Ms. Solange Gauyacq, Mr. Herve Caen's former spouse, pursuant to a judgment on April 10, 2009 in their divorce.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, directors, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by SEC rules and regulations to furnish us with all
Section 16(a) forms they file. Based solely on our review of the copies of the forms received by us and representations from certain reporting persons that they have complied with the relevant filing requirements, we believe that, during the year ended December 31, 2008, all our executive officers, directors and greater than 10% stockholders complied with all Section 16(a) filing requirements, except for Financial Planning and Development S.A. with respect to its holding of 51.7% of the Company's Common Stock.

                              STOCKHOLDER PROPOSALS

Any stockholder who intends to present a proposal at the 2010 Annual Meeting of Stockholders for inclusion in our Proxy Statement and Proxy form relating to such Annual Meeting must submit such proposal to us at our principal executive offices by January 20, 2010. In addition, in the event a stockholder proposal is not received by us by January 20, 2010, the Proxy to be solicited by the Board of Directors for the 2010 Annual Meeting will confer discretionary authority on the holders of the Proxy to vote the shares if the proposal is presented at the 2009 Annual Meeting without any discussion of the proposal in the Proxy Statement for such meeting.

SEC rules and regulations provide that if the date of our 2010 Annual Meeting is advanced or delayed more than 30 days from the date of the 2009 Annual Meeting, stockholder proposals intended to be included in the proxy materials for the 2009 Annual Meeting must be received by us within a reasonable time before we begin to print and mail the proxy materials for the 2010 Annual Meeting. Upon determination by us that the date of the 2010 Annual Meeting will be advanced or delayed by more than 30 days from the date of the 2009 Annual Meeting, we will disclose such change in the earliest possible Quarterly Report on Form 10-Q.

                             SOLICITATION OF PROXIES

It is expected that the solicitation of Proxies will be by mail. We will reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable disbursements in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of our directors and officers, without additional compensation, personally or by mail, telephone, telegram or otherwise.

                           ANNUAL REPORT ON FORM 10-K

A copy of Interplay's Annual Report on Form 10-K for the fiscal year ended December 31, 2008 (excluding exhibits), as filed with the SEC, accompanies this Proxy Statement, but it is not deemed to be a part of the proxy soliciting material. The Form 10-K contains consolidated financial statements of Interplay and its subsidiaries and the reports of Jeffrey S. Gilbert C.P.A, Interplay's independent registered public accounting firm.


WE WILL PROVIDE TO ANY BENEFICIAL OWNER OF INTERPLAY'S COMMON STOCK AS OF THE RECORD DATE A COPY OF THE ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31 2008, WITHOUT CHARGE, IF THE BENEFICIAL OWNER SUBMITS A WRITTEN REQUEST TO INTERPLAY ENTERTAINMENT CORP., C/O HERVE CAEN, CHIEF EXECUTIVE OFFICER AND INTERIM CHIEF FINANCIAL OFFICER, 100 N. CRESCENT DRIVE SUITE 324, BEVERLY HILLS, CALIFORNIA 90210. Exhibits to the Form 10-K will be provided on written request of any beneficial owner, subject to reimbursement of Interplay's reasonable expenses. Exhibits are available at no charge on the SEC's website, WWW.SEC.GOV.


STOCKHOLDERS ARE URGED IMMEDIATELY TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED, TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES, OR VOTE BY TELEPHONE OR THE INTERNET AS INSTRUCTED ON THE PROXY OR THE NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOU CAN REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED.

By Order of the Board of Directors,

INTERPLAY ENTERTAINMENT CORP.

Herve Caen,
Secretary
Beverly Hills, California
May 20, 2009

                          INTERPLAY ENTERTAINMENT CORP.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned, a stockholder of INTERPLAY ENTERTAINMENT CORP., a Delaware corporation (the "Company"), hereby nominates, constitutes and appoints Herve Caen as proxy of the undersigned with full power of substitution, to attend, vote and act for the undersigned at the Annual Meeting of Stockholders of the Company, to be held on June 30 , 2009, and any postponements or adjournments thereof, and in connection therewith, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote with the same effect as if the undersigned were present, as follows:

A VOTE FOR ALL PROPOSALS IS RECOMMENDED BY THE BOARD OF DIRECTORS:

Proposal 1.      To elect the Board of Directors' five nominees as directors:

                 Herve Caen                     Xavier de Portal
                 Eric Caen
                 Michel Welter
                 Alberto Haddad


                 |_| FOR  ALL  NOMINEES LISTED ABOVE  (except as  marked  to the contrary below)

                 |_| WITHHELD for all nominees listed above

         (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below:)

         -----------------------------------------------------------------------

         The undersigned hereby confer(s) upon the proxies, and each of them, discretionary authority with respect to the election of directors in the event that any of the above nominees is unable or unwilling to serve.

         The undersigned hereby revokes any other proxy to vote at the Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

         THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ABOVE OR, TO THE EXTENT NO CONTRARY DIRECTION IS INDICATED, WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR ALL PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE PROXIES.

         The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and accompanying Proxy Statement dated May 20, 2009 or the Notice of Internet Availability relating to the Annual Meeting.

                                    Dated:                               , 2009
                                          ------------------------------

                                    Signature:
                                              ---------------------------------

                                    Signature:
                                              ---------------------------------
                                              Signature(s) of Stockholder(s)
                                              (See Instructions Below)

                                    The  Signature(s)  hereon should  correspond
                                    exactly    with   the    name(s)    of   the
                                    Stockholder(s)   appearing   on  the   Share
                                    Certificate. If stock is held jointly, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporation name, and give title of signing officer.

                                    |_| Please indicate by checking this box if you anticipate attending the Annual Meeting.

               IF VOTING BY MAIL, PLEASE MARK, SIGN, AND DATE AND
                        RETURN THE PROXY CARD PROMPTLY.